OPTIMUM FUND TRUST

Optimum International Fund
(the "Fund")

Supplement to the Fund's prospectuses and Statement of Additional Information dated August 1, 2004

Effective on September 24, 2004, as approved by the Fund's Board of Trustees, Mondrian Investment Partners Limited (formerly Delaware International Advisers Ltd.) has entered into a new sub-advisory agreement to continue to provide investment services to the Fund as sub-advisor to Delaware Management Company ("DMC"). Mondrian will continue to be responsible for the day-to-day investment management of the portion of the Fund's assets that DMC allocates to the sub-advisor.

The name "Mondrian Investment Partners Limited" should generally replace the name "Delaware International Advisers Ltd." throughout the Fund's prospectus. Specifically, the following information replaces the section entitled Sub-Advisers and Portfolio Managers - International Fund under the heading titled Who Manages The Funds in the prospectus:

International Fund

Mondrian Investment Partners Limited ("Mondrian"), located at 80 Cheapside, 3rd Floor, London, England EC2V 6EE, has been in the global asset management business since 1990. As of March 31, 2004, Mondrian had over $28.8 billion in assets under management. Mondrian has held its Fund responsibilities since the Fund's inception.

Fiona A. Barwick, Elizabeth A. Desmond, Clive A. Gillmore, Nigel G. May and David G. Tilles are primarily responsible for the day-to-day management of Mondrian's share of the Fund's assets. Ms. Barwick is a Senior Portfolio Manager and has been with Mondrian since 1993. Ms. Desmond is a Director, Senior Portfolio Manager and Regional Research Director and has been with Mondrian since 1991. Mr. Gillmore is a Deputy Managing Director and Senior Portfolio Manager and has been with Mondrian since 1990. Mr. May is a Director, Senior Portfolio Manager and Regional Research Director and has been with Mondrian since 1991. Mr. Tilles is a Managing Director, Chief Executive Officer and Chief Investment Officer and has been with Mondrian since 1990. They have held their Fund responsibilities since the Fund's inception.

Marsico Capital Management, LLC ("Marsico Capital"), located at 1200 17th Street, Suite 1300, Denver, Colorado 80202, was organized in 1997 as a registered investment advisor. Marsico Capital provides investment management services to other mutual funds, institutional accounts and, as of March 31, 2004, had approximately $33 billion under management. Marsico Capital has held its Fund responsibilities since the Fund's inception.

James G. Gendelman, a Portfolio Manager and Senior Analyst with Marsico Capital, is primarily responsible for the day-to-day management of Marsico Capital's share of the Fund's assets. Prior to joining Marsico Capital in May 2000 as a portfolio manager, Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co. He has held his Fund responsibilities since the Fund's inception.

The following information replaces the second paragraph of the section entitled The Sub-Advisers under the heading titled Investment Management Agreement and Sub-Advisory Agreements in the Fund's Statement of Additional Information:

Under the current Sub-Advisory Agreement with respect to the International Fund, Mondrian Investment Partners Limited is entitled to receive an annual fee for its services to the Fund equal to 0.40% of the Fund's average daily net assets on amounts that it manages. Prior to September 24, 2004, Mondrian was entitled to receive an annual fee for its services to the Fund equal to 0.55% of the Fund's average daily net assets on amounts that it manages up to and including $50 million; 0.40% of the Fund's average daily net assets on the next $50 million; and 0.36% of the Fund's average daily net assets on amounts over $100 million.

This Supplement is dated October 4, 2004.